UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020 (February 14, 2020)

Terra Tech Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Main Street, Suite 225 Irvine, California 92614	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Explanatory Note

On February 18, 2020, Terra Tech Corp. (“Terra Tech” or the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) disclosing that the Company, TT Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Terra Tech (“Merger Sub”), OneQor Technologies, Inc., a Delaware corporation (the “Target”), Matthew Morgan, an individual, Larry Martin, an individual, and Larry Martin, solely in his capacity as the Shareholder Representative, entered into an Agreement and Plan of Merger, which closed on February 14, 2020 (the “Transactions”).

This Amendment No. 1 on Form 8-K/A amends the Initial Filing to include the required historical financial statements of the Target and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K as well as the related auditor consents, and should be read in conjunction with the Initial Filing.

The pro forma financial information included as Exhibit 99.2 to this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K, and does not purport to represent the actual results of operations that the Company and the Target would have achieved had the companies been combined at and during the period presented in the pro forma financial information, and is not intended to project the future results of operations that the combined company may achieve following the Transactions.

Except as described above, all other information in the Initial Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited financial statements of  OneQor Technologies, Inc. as of September 30, 2019 and for the year then ended are filed as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of Terra Tech Corp. and OneQor Technologies, Inc. as of December 31, 2019 and the year then ended is filed as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Marcum LLP – OneQor Technologies, Inc.

99.1	Audited Financial Statements of OneQor Technologies, Inc. as of September 30, 2019 and for the period from January 1, 2019 through September 30, 2019.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Terra Tech Corp. and OneQor Technologies, Inc. as of December 31, 2019 and for the year then ended December 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: April 24, 2020	By:	/s/ Matthew Morgan
Matthew Morgan
Chief Executive Officer

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